Execution Version
EXHIBIT 10.1
MASTER INCREASING LENDER SUPPLEMENT
MASTER INCREASING LENDER SUPPLEMENT, dated September 1, 2017 (this “Supplement”), by and among each of the Lenders signatories hereto (each, an “Increasing Lender”) and the other parties signatory hereto, to the Amended and Restated Credit Agreement, dated as of June 27, 2013, as amended and restated as of February 4, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Microchip Technology Incorporated (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the aggregate amount of certain of the Revolving Commitments under the Credit Agreement by requesting one or more Lenders to increase the amount of its applicable Revolving Commitments;
WHEREAS, the Borrower has given notice to the Administrative Agent of its intention to increase the aggregate 2020 Multicurrency Tranche Commitments; and
WHEREAS, pursuant to Section 2.20 of the Credit Agreement, each of the undersigned Increasing Lenders now desires to increase the amount of its 2020 Multicurrency Tranche Commitment under the Credit Agreement by executing and delivering to the Borrower and the Administrative Agent this Supplement;
NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
1. Each of the undersigned Increasing Lenders agrees, subject to the terms and conditions of the Credit Agreement, that on the date of this Supplement it shall have its 2020 Multicurrency Tranche Commitment increased by the amount set forth opposite its name on Schedule I attached hereto, thereby making the aggregate amount of its 2020 Multicurrency Tranche Commitment equal to the aggregate amount set forth opposite its name on Schedule I attached hereto.
2. The parties hereto agree that each of SunTrust Bank and The Bank of Tokyo-Mitsubishi UFJ Ltd. is hereby designated as a Joint Bookrunner and a Joint Lead Arranger in respect of the credit facility evidenced by the Credit Agreement as modified hereby.
3. The Borrower hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.
4. Terms defined in the Credit Agreement shall have their defined meanings when used herein.
5. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

6. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.
7. This Supplement is a “Loan Document” for purposes of the Credit Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

SUNTRUST BANK, as an Increasing Lender

By: /s/ Min Park
Name: Min Park Title: Vice President

Master Increasing Lender Supplement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Increasing Lender

By: /s/ Lillian Kim
Name: Lillian Kim Title: Director

Master Increasing Lender Supplement

Accepted and agreed to as of the date first written above:

MICROCHIP TECHNOLOGY INCORPORATED, as Borrower

By /s/ J. Eric Bjornholt
Name: J. Eric Bjornholt Title: Vice President and Chief Financial Officer

Master Increasing Lender Supplement

Acknowledged as of the date first written above:

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By /s/ Charles L. Ackman
Name: Charles L. Ackman Title: Managing Director

Master Increasing Lender Supplement

Schedule I
to Master Increasing Lender Supplement

INCREASING LENDER	INCREASE TO 2020 MULTICURRENCY TRANCHE COMMITMENT	AGGREGATE 2020 MULTICURRENCY TRANCHE COMMITMENT

SUNTRUST BANK	$82,850,000	$220,000,000
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$82,850,000	$220,000,000
TOTAL:	$165,700,000	$440,000,000